Exhibit 10.1

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT
This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT, dated as of September 28, 2018 (this “Amendment No. 1”), is by and among PIEDMONT OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), each of the financial institutions party to the Loan Agreement defined below (collectively, the “Lenders” and individually a “Lender”) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”). Reference is made to that certain Term Loan Agreement, dated as of March 29, 2018 (the “Loan Agreement”), by and among the Borrower, the Lenders referenced therein and the Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Loan Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Loan Agreement, and the Lenders are willing to make such changes as set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO LOAN AGREEMENT. As of the Amendment Effective Date (as defined in Section 3 hereof), the Loan Agreement is hereby amended as follows:

1.1    Amendments to Section 1.1. Section 1.1 of the Loan Agreement is amended by amending and restating each of the following definitions in their entirety to read as follows:

“Capitalization Rate” means (i) six and one-quarter percent (6.25%) for CBD or Urban Infill Properties and (ii) seven and one-quarter percent (7.25%) for all other Properties.
“Existing Credit Facility” means the $500,000,000 (subject to increase in accordance with its terms) revolving credit facility evidenced by that certain Revolving Credit Agreement dated as of September 28, 2018 by and among the Borrower, the Parent, the lenders from time to time party thereto as “Lenders”, and JPMorgan Chase Bank, N.A., as administrative agent, as may be amended, restated, supplemented, modified, refinanced or replaced from time to time.
1.2    Further Amendment to Section 1.1. The second sentence of the definition of “Total Asset Value” in Section 1.1 of the Loan Agreement is amended by adding the following at the end of such sentence:
“and (C) if any Property being valued by reference to its Net Operating Income has negative Net Operating Income, the value of such Property shall be deemed to be zero”.
1.3    Further Amendment to Section 1.1. The second sentence of the definition of “Unencumbered Asset Value” in Section 1.1 of the Loan Agreement is amended by adding the following at the end of such sentence:

“and (C) if any Property being valued by reference to its NOI has negative NOI, the value of such Property shall be deemed to be zero”.
1.4    Amendment to Section 8.4(m). Section 8.4(m) of the Loan Agreement is amended by (a) adding “(i)” before the words “such certificates” on the first line thereof and (b) adding the following at the end of such section:

“and (ii) information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”).”
1.5    Amendment to Section 10.1(i). Section 10.1(i) of the Loan Agreement is amended by deleting the amount “$30,000,000” on approximately the eighth line thereof and substituting the amount “$50,000,000” in place thereof.

1.6    Amendment to Section 10.1(j). Section 10.1(j) of the Loan Agreement is amended by deleting the amount “$30,000,000” on approximately the fourth line thereof and substituting the amount “$50,000,000” in place thereof.

1.7    Amendment to Section 10.1(k). Section 10.1(k) of the Loan Agreement is amended by deleting the amount “$30,000,000” on approximately the second, fourth, tenth and fifteenth lines thereof and substitution the amount “$50,000,000” in place thereof.

1.8    Amendment to Schedule EP. Schedule EP to the Loan Agreement is amended by deleting such schedule in its entirety and substituting the Schedule EP attached to this Amendment No. 1 in place thereof.

SECTION 2.    REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders and the Agent to enter into this Amendment No. 1, each of the Parent and the Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:
(i)The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of this Amendment No. 1 and the Loan Agreement as amended by this Amendment No. 1 to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment No. 1 has been duly executed and delivered by the duly authorized officers or other representatives of the Borrower and Parent and is a legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally;

(ii)    The execution, delivery and performance of each of this Amendment No. 1 and the Loan Agreement as amended by this Amendment No. 1 in accordance with its terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or Parent; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or Parent, or any indenture, agreement or other instrument to which the Borrower or Parent is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or Parent;
(iii)    the representations and warranties of the Parent and the Borrower contained in Article VI of the Loan Agreement are and will be true and correct in all material respects on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date and except for changes in factual circumstances not prohibited by the Loan Agreement; and
(iv)    no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1 that would constitute a Default or Event of Default.
SECTION 3.    CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):
A.The Borrower, the Parent, the Agent, and the Requisite Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Agent, including, in the case of Parent, the signature page to the Reaffirmation of Facility Guaranty attached to this Amendment No. 1.
B.The Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 12.2 of the Loan Agreement), incurred in connection with this Amendment No. 1.

SECTION 4. MISCELLANEOUS

A.Reference to and Effect on the Loan Agreement and the Other Loan Documents.

(i)    On and after the effective date of this Amendment No. 1, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby. This Amendment No. 1 shall constitute a “Loan Document” under the Loan Agreement.
(ii)    Except as specifically amended by this Amendment No. 1, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any of the other Loan Documents.
B.Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

C.Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAW.

D.Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. Unless set forth in writing to the contrary, execution of this Amendment No. 1 by a Lender shall be deemed conclusive evidence that the conditions precedent to effectiveness set forth in Section 3 shall have been satisfied or waived to the satisfaction of such Lender.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWER:
PIEDMONT OPERATING PARTNERSHIP, LP

By:	Piedmont Office Realty Trust, Inc., its General Partner
By:
Name:
Title:

PARENT:
PIEDMONT OFFICE REALTY TRUST, INC.
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

BMO HARRIS BANK, N.A.

By:
Name:
Title:

TD BANK, N.A.

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Reaffirmation of Facility Guaranty

The undersigned Guarantor hereby (a) acknowledges the foregoing Amendment No. 1, (b) reaffirms its guaranty of the Guarantied Obligations (as defined in the Facility Guaranty executed and delivered by such Guarantor) under or in connection with the Loan Agreement, as modified by this Amendment No. 1, in accordance with the Facility Guaranty executed and delivered by such Guarantor, and (c) confirms that its Facility Guaranty shall remain in full force and effect after giving effect to this Amendment No. 1.

[Signature Pages Follow]

GUARANTOR:

PIEDMONT OFFICE REALTY TRUST, INC. By: _______________________ Name: Title: